UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2005
                                 ---------------

                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       0-22342                      56-1838519
  --------------                 ------------             ----------------------
  State or Other                  Commission                  I.R.S. Employer
  Jurisdiction of                 File Number              Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

                                 (336) 723-1282
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ /Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ /Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ /Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3-SECURITIES AND TRADING MARKETS

ITEM 3.02-UNREGISTERED SHARES OF EQUITY SECURITIES

As previously reported in the Triad Guaranty Inc. (the "Company") Form 8-K filed on November 2, 2005, the Company completed a transaction with Collateral Investment Corp. ("CIC") in which CIC transferred all of its 2,573,551 shares of the Company's common stock to the Company in exchange for 2,528,514 newly issued shares of the Company's common stock. The 2,573,551 shares transferred by CIC were subsequently retired by the Company, resulting in a reduction of outstanding shares of the Company of 45,037. CIC plans to liquidate and distribute the newly issued Company shares to the CIC shareholders.

The newly issued shares were issued by the Company in reliance upon the exemption provided by section 3(a)(9) of the Securities Act of 1933, as amended ("Securities Act") as an exchange of its common shares with its existing common stockholders of the Company where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

The distribution of the newly issued shares of Company common stock to the CIC shareholders upon liquidation of CIC will be made in reliance on section 2(a)(3) under the Securities Act as not an "offer to sell" or "sale" of securities within the meaning of that section of the Securities Act. The Division of Corporate Finance of the Securities and Exchange Commission (the "Commission") issued its letter dated August 12, 2005 stating that on the basis of the representations made it will not recommend enforcement action to the Commission if CIC effects the proposed distribution without registration under the Securities Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Triad Guaranty Inc.

Date: November 4, 2005                 By:      /s/ Kenneth S. Dwyer
                                                -----------------------
                                       Name:     Kenneth S. Dwyer
                                       Title:    Vice President and Chief
                                                 Accounting Officer